UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

John P. McGarrity, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2017 - September 30, 2018

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Questions & Answers	2
Trust Portfolio Information	7
Schedule of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes In Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Additional Information	32
Trustees and Officers	36

XAI Octagon Floating Rate &
Alternative Income Term Trust	Shareholder Letter

September 30, 2018 (Unaudited)

Dear Shareholder:

We thank you for your investment in XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This annual report covers the twelve-month period ended September 30, 2018.

XA Investments LLC (“XAI”) serves as the investment adviser to the Trust. Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. There can be no assurance that the Trust will achieve its investment objective.

The last twelve months were characterized by strong growth in corporate earnings, rising LIBOR, increased M&A-related loan volumes, mounting trade policy concerns, and, more recently, some volatility in the broader financial markets. In the context of healthy credit fundamentals and renewed interest rate risk concerns, we expect the loan asset class to remain an attractive allocation within fixed income markets. Furthermore, as the economic outlook improves, we believe the case for rotating out of certain fixed income asset classes and into loans and CLO debt and equity strengthens. We therefore expect continued retail and institutional demand for floating-rate products, though we recognize the potential for bouts of market volatility owing to exogenous issues such as trade policy, interest rate movements, and other political/international uncertainties. Presently, we believe that these issues will not significantly affect the fundamental soundness of the U.S. credit markets, but may potentially create attractive buying opportunities for the Trust.

For the twelve months ended September 30, 2018, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index and the Trust’s benchmark the S&P/LSTA Leveraged Loan 100 Index generated returns of 17.19%, 3.05%, and 4.96%1, respectively.

For the twelve months ended September 30, 2018, the Trust generated a net increase in net assets resulting from operations of approximately $4.0 million, or $0.48 per weighted average common share (inclusive of unrealized gains). This represents an annualized return on the Trust’s common equity of approximately 5.22% since September 30, 2017.

From October 1, 2017 through September 30, 2018, the Trust’s net asset value (“NAV”) decreased by 2.86% from $9.78 per common share to $9.50 per common share largely reflecting unrealized losses due to valuation changes for the Trust’s investments in CLO equity. As described below, during the last twelve months, the Trust paid aggregate distributions totaling $0.690 per share of common stock with respect to distributions declared (the Trust also declared a distribution of $0.069 per share of common stock on September 4, 2018 that was paid on October 1, 2018, making the total distributions declared during the period of $0.759 per share). The distribution declared on September 4, 2018 represents an annualized distribution rate of 8.45% based on the Trust’s closing market price of $9.80 on September 28, 2018.

The closing price per share of the Trust’s common shares was $9.80 on September 28, 2018, representing a 3.16% premium to NAV per share as of such date. From the Trust’s IPO on September 27, 2017 through September 30, 2018, the Trust’s common shares have traded on average at a 0.83% premium to NAV.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/funds.

Sincerely,

Kimberly Flynn

Managing Director

XA Investments LLC

November 27, 2018

[1]	Sources: Bloomberg, S&P/LSTA Leveraged Loan Index and S&P Capital IQ/SNL Financial Leveraged Commentary & Data

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XAI Octagon Floating Rate &
Alternative Income Term Trust	Questions & Answers

September 30, 2018 (Unaudited)

November 1, 2018

Lauren M. Basmadjian, Senior Portfolio Manager at Octagon and a member of the firm’s Investment Committee, serves as lead portfolio manager of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). Ms. Basmadjian is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of the firm’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder, Chief Executive Officer and Co-Chief Investment Officer), Michael B. Nechamkin (Co-Chief Investment Officer and Senior Portfolio Manager), Gretchen M. Lam (Senior Portfolio Manager) and Lauren B. Law (Portfolio Manager). Herein, Ms. Basmadjian discusses the market environment and the Trust’s performance for the twelve-month period ended September 30, 2018.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments.

The Trust’s investments include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans have floating rates that typically fluctuate according to LIBOR. LIBOR stands for London Interbank Offered Rate and is the benchmark rate that most of the world’s leading banks charge each other for short-term loans.

CLOs are a type of structured credit vehicle which typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust pursues its investment objective by investing primarily in below investment grade credit instruments but may invest without limitation in investment grade credit instruments. Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

The Trust uses leverage to seek to enhance total return and income. The Trust uses leverage through borrowing from a financial institution. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

What were the significant events affecting the economy and market environment over the past twelve months?

From a fiscal perspective, the trend towards deregulation and the passage of the Tax Cuts and Jobs Act of 2017 (signed into law in December) represented some of the most significant economic/market events over the past twelve months. The new tax policy seems to reinforce expectations that the current long-mature credit cycle still has some room to run, and the associated implications of the legislation are projected to benefit the majority of the underlying corporate credits comprising Octagon’s overall investment universe. Furthermore, the below investment grade corporate credit markets have seen increased merger and acquisition (“M&A”) activity thanks to increased policy certainty following the passage of tax reform.

Loan issuance was dominated by repricings in the first half of 2018; that said, over the course of May and June, roughly $25 billion of buyout-related loans launched into syndication—the highest two-month tally since 2007. M&A and leverage buyout (“LBO”)-related activity remained strong in the third quarter ($71.3 billion of issued loans), driven by several large transactions2. Although recent news articles have focused on increasing leverage levels and deteriorating lending standards in the U.S. loan market, we believe the loan asset class remains fundamentally sound. Recent LBOs have typically been for well-performing companies demonstrating growth trends, and the higher purchase price multiples for these transactions have usually reflected increased equity contributions from sponsors rather than excessive leverage as seen in previous cycles. Moreover, borrowers in the U.S. loan markets have been supported by strong earnings growth, which has help offset rising interest expense and bolstered cash flow coverage (which is the number of times financial obligations of a company are covered by it earnings, has increased to over

2	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Questions & Answers

September 30, 2018 (Unaudited)

3.3x on average as of mid-2018, compared to 2.1x in 20073). On average, below investment grade issuers reported revenue growth of 10.8% in the second quarter of 2018, which represented the highest year-over-year increase since 20104. Meanwhile, EBITDA growth for below investment grade borrowers grew 12.6% year-over-year as of June 30, 20184. As the economy continued to improve, leverage for below investment grade borrowers decreased to a three-and-a-half year low of 4.04x in the second quarter of 20184. While fiscal stimulus from tax cuts has contributed to strong earnings growth, some companies are facing inflationary pressures from both wage growth and raw material price increases. We believe many borrowers will attempt to find new efficiencies or try to raise prices to pass through these costs. Furthermore, consumer spending should increase as more jobs are created and wages move higher, to the benefit of the overall economy.

The U.S. Federal Reserve seems confident that U.S. economic momentum can withstand higher interest rates, and delivered its eighth rate hike in three years at the end of September. The Fed is currently targeting 2.00-2.25% on its benchmark rate, and we expect inflation perceptions and rising interest rates will remain at the forefront of investor concerns. Financing the new tax act will increase budget deficits; as quantitative easing ends, incremental government debt will need to be issued and financed, which could pressure interest rates further but should ultimately result in stronger demand for floating rate debt.

The imposition of tariffs and escalating concerns of a trade war with China also represented a significant development within the past twelve months. Given the heightened threat of increased tariffs against China and the EU, and potential retaliatory actions, trade policy has become a greater concern for the borrowers in the U.S. loan market. The risks surrounding trade policy will likely translate to higher cost of goods sold in some industries, although projections are difficult due to the uncertainty of the ultimate/final policy, increased complexity of many supply chains, moves to alternate sourcing in cheaper countries, foreign exchange fluctuations, and ability to increase prices in a strong U.S. economy. We are carefully monitoring and analyzing the impact of these developments on specific sectors and credits in the market.

We have also witnessed secular changes in many industries that has continued over the past year, driven by increasingly available technological innovation. In certain instances, the pace and implementation of technological change(s) has impacted the risk profile of borrowers in the U.S. loan markets. Technological advancements may augur the decline of existing business models, or new and improved technology can represent a substantial advantage, possibly best illustrated in the retail industry. Although we remain in the “expansion” phase of the credit cycle, we have also seen “rolling recessions” in certain sectors in recent years, including energy and metals and mining. Retail has represented the latest sector recession, and we anticipate concerns over traditional brick-and-mortar retail may spill over into commercial real estate in the medium term (owing to store closings, rent negotiations, etc.). While mini-default cycles in the energy and retail sectors have provided the Trust with select attractive opportunities for opportunistic loan investments, the strength of Octagon’s platform has allowed it to continue to source attractive idiosyncratic opportunities with strong return potential in an environment where broad credit fundamentals remain strong and most loans continue to trade near or above par.

The April 5th certification of the court decision reversing risk retention requirements for open market CLOs (which required CLO sponsors to retain risk exposure in CLOs they sponsor) represented a significant event within the loan and CLO market. Since then, we have seen a steady supply of both newly issued CLOs and refinancing/reset volumes. We do not believe the elimination of risk retention requirements for broadly syndicated loan CLO managers will have a material long term impact on the CLO market, though it could lead to more new managers issuing CLOs.

From a monetary standpoint, rising LIBOR has had the greatest impact on the leveraged loan market within the past twelve months. Despite tighter loan spreads, all-in rates are above the 2005-2017 average due to rising LIBOR (as of October 15, 2018, the average all-in rate for loans is 5.62%5). 3-month LIBOR has increased 75 bps year-to-date as of October 15, 2018; year-to-date through October 15, 2018, the average LIBOR contract rate for outstanding loans within the S&P/LSTA Leveraged Loan Index increased by 92 bps, compared to 11 bps of loan spread compression5. We believe that loans may offer investors valuable protection from potential rate volatility and stand to benefit from further LIBOR increases.

Describe the current market conditions for the leveraged loan market and Octagon’s outlook.

Given supportive credit fundamentals and renewed interest rate risk concerns, we believe the loan asset class will remain an attractive allocation within fixed income markets. We therefore expect continued institutional and retail demand for floating-rate products, though we recognize the potential for bouts of market volatility in the months ahead. J.P. Morgan’s preliminary forecast for new CLO issuance in 2019 is $130-140 billion6, roughly on par with full year expectations for 2018. Though the monthly volume of retail loan fund inflows tapered off as 2018 progressed, and loan funds have reported outflows in October on the back of the sell-off in the high yield bond and equity markets, we anticipate renewed demand from retail investors as interest rates rise. It also bears noting that periods of risk-off sentiment (when investors are selling assets) tend to create buying opportunities for the Trust. On the supply front, we expect the new issue pipeline to soften through year-end, which could lead to price appreciation in the secondary market as investors look to deploy cash. We expect to see a modest pickup in loan supply in early 2019, however, we note the difficulty in forecasting new issue volume due to certain variables that are inherently hard to predict.

We do not anticipate a significant downturn in the business cycle in the medium term, and we expect defaults to remain low and concentrated in certain industries. We agree with economists’ consensus estimates that U.S. GDP will grow at a healthy (albeit likely slower) rate in 2019. While overall corporate earnings are growing, we expect increased dispersion among issuers. We recognize the potential for wage inflation, commodity price increases, and the strong U.S. dollar/trade policy (among other factors) to impact margins for certain borrowers in the U.S. credit markets. We also continue to consider the risks of weaker deal terms and protections (including the loosening of covenant structures), as well as the higher

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September 30, 2018 (Unaudited)

amount of pro forma adjustments to EBITDA/add-backs that could understate true borrower leverage. Though rising interest rates are generally supportive for floating-rate loans, it is possible that the loan market could experience spillover effects from broader risk-off movements recently seen in the high yield bond and U.S. equity markets. Successful navigation of the current market environment requires an acute focus on fundamental credit analysis and prudent portfolio and risk management.

Describe the current market conditions for the CLO market and Octagon’s outlook.

2018 has been the busiest year so far in the CLO 2.0 era (post 2008 financial crisis issuance), with $101 billion of new CLO issuance over the first three quarters of 2018, as well as $124 billion of refinancing or reset deals7. CLO refinancings and resets have generally reduced existing CLO liability costs and extended equity optionality. However, payment date seasonality has caused quarterly fluctuations in reset volumes and subsequent volatility. Primary CLO liability spreads widened in the second quarter due to increased refinancing/reset volumes and broader market volatility, but technicals showed some improvement in the third quarter. CLO equity investors saw lower distributions over the past year due to weighted average spread (“WAS”) compression for the underlying loan assets in CLOs, and the basis risk between 1-month and 3-month LIBOR (CLOs finance at 3-month LIBOR, while underlying borrowers have the option to pay 1-month versus 3-month LIBOR). Loan spreads stabilized in the third quarter, which helped to offset some of the impact of higher CLO liability spreads. In addition, the spread between 3-month and 1-month LIBOR normalized from 47 bps in April to 25 bps as of October 318, also easing pressure on CLO equity distributions.

In Octagon’s view, CLO equity continues to offer compelling risk-adjusted returns to long-term investors seeking income strategies. Despite loan spread compression, the average annual equity distribution for reinvesting U.S. CLOs is 15.0% as of mid-September9. While future asset spread compression will negatively impact distributions, favorable CLO liability spreads (which remain near post-crisis highest levels of tightening) should significantly benefit CLO equity investors over the long-term. Potential bouts of market turbulence may also benefit CLO equity. When credit spreads widen, loan prepayments and amortizations are recycled into discounted/higher yielding assets during periods of market volatility, while CLO liability spreads are fixed, resulting in higher CLO equity distributions.

CLO debt has benefitted from rising LIBOR and has demonstrated positive performance year-to-date. While fundamentals remain supportive of CLO debt spread tightening in the medium-term, we recognize that heightened supply or other technical factors could drive periods of market volatility in the coming months. We believe managers of structured credit portfolios that are opportunistic in sourcing and selling CLO debt and equity will outperform in the current environment.

How did the Trust perform for the twelve months ended September 30, 2018?

For the twelve month period ended September 30, 2018, the Trust provided a total return on market price of 4.89% and a total return based on NAV of 5.22%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions.

As of September 30, 2018, the Trust’s market price of $9.80 represented a premium of 3.16% to its NAV of $9.50. The market value of the Trust’s shares fluctuates from time-to-time and may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

What were the distributions over the period?

From December 1, 2017 through September 30, 2018, the Trust paid a monthly distribution of $0.069 per share. The Trust declared its first distribution on November 1, 2017 which was payable on December 1, 2017. The distribution declared September 4, 2018 represents an annualized distribution rate of 8.45% based on the Trust’s closing market price of $9.80 on September 28, 2018. The Trust’s distribution rate is not constant, and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 4 on page 25, and the “Distributions” section of Additional Information on page 33 for more information on distributions for the period.

What influenced the Trust’s performance for the period ended September 30, 2018?

During the year, the Trust’s portfolio generated positive performance in each of its asset class segments. The Trust’s investments in senior loans (first lien and second lien loans), represented the largest asset class contributor to the Trust’s total return for the period ended September 30, 2018, followed by the Trust’s CLO equity position.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the S&P/LSTA 100 Leveraged Loan Index, which returned 4.96% for the twelve-month period, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 3.05% for the twelve-month period, and the JP Morgan BB/B CLO Debt Index, which returned 9.67% for the twelve-month period11. There is no representative benchmark index for CLO equity in the marketplace.

4	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Questions & Answers

September 30, 2018 (Unaudited)

How is the Trust positioned for the remainder of 2018 and 2019?

Looking ahead, we believe that the Trust is well-positioned across its primary investment segments to meet its investment objective. As of September 30, 2018, the Trust is invested in floating-rate first lien loans (37% of the total portfolio on a market value basis, as of September 30, 2018), second lien loans (8.26%), CLO equity (33.74%) and CLO debt securities (14.77%). In the current market environment, we are focused on loans offering attractive spreads and call protection. We believe the Trust’s loan positions are well diversified across industry sectors, with software, health care providers and services, and IT services representing the largest exposures as of September 30, 2018. We generally expect to maintain the Trust’s current allocations to CLO equity and CLO debt. The Trust’s CLO debt investments are presently skewed towards BB-rated tranches versus single-B tranches. We maintain a generally constructive view of CLO equity over the longer term, and we expect the Trust’s CLO equity investments’ cash flows to decline over the near term due to anticipated spread compression on the underlying loan collateral. Unless the market experiences volatility, we anticipate that CLO equity NAVs will remain generally stable given the lack of stress in underlying collateral portfolios. Lastly, the Trust has maintained low exposure to high yield bonds over the period; as of September 30, 2018, high yield bond positions represented approximately 4.21% of the Trust’s portfolio on a market value basis. We expect to keep the Trust’s bond exposure relatively low, reflecting the Trust’s low duration bias in a rising rate environment. We continue to prefer loans that offer comparable all-in yields, with lower duration risk, seniority, collateral, and floating-rate coupons.

How is the Trust positioned to perform in a rising interest rate environment?

The Trust is positioned conservatively in terms of duration, with predominantly all of the Trust’s investments in floating-rate or adjustable securities based on changes in LIBOR. Over 95% of the Trust’s portfolio as of September 30, 2018 was invested in leveraged loans, CLO debt and CLO equity10. We will continue to actively position the Trust to take advantage of a benign credit environment, while pursuing return opportunities that may benefit from rising LIBOR. With the Federal Reserve projecting at least three more rate hikes by the end of 2019, we would expect loans to continue to deliver higher income to investors even considering the potential for limited price appreciation.

Leveraged loan investors earn returns based on spreads above LIBOR. The rates on leveraged loans typically reset at fixed intervals, usually a monthly or quarterly basis. Leveraged loans do not move in tandem with U.S. Treasuries, but rather with LIBOR. The benefit of the floating rate is that it provides an element of protection against rising short-term interest rates.

CLOs are floating-rate instruments designed to mitigate duration risk and therefore may not directly suffer the same adverse effects from rising rates as traditional fixed income investments. As LIBOR increases, CLO debt distributions generally increase. CLO equity is more nuanced; once LIBOR has risen above a specified floor, “the spread” paid to equity holders increases as interest rates rise. In contrast, interest rates on traditional fixed income investments are locked and adversely impacted by a rising rate environment. Given the floating-rate nature of their coupon payments, CLOs are well-positioned for a rising interest rate environment.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy, to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. With the low cost of borrowing and relatively low default rates generally among U.S. companies, the amount of leverage used by the Trust is highly accretive to income generation. The Trust currently employs leverage through bank borrowing. As of September 30, 2018, the amount of leverage was approximately 32.88% of the Trust’s Managed Assets (including proceeds of leverage). While leverage increases the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This can create volatility in Trust pricing but should not affect the Trust’s ability to pay distributions under normal circumstances.

Index Definitions

The Trust does not seek to track any index. Index returns are for illustrative purposes only, do not reflect the deduction of fees and expenses and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the performance of high-yield bonds, with an individual issuer cap of 1%.

J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for U.S. dollar denominated broadly-syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre-versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B).

S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. In conjunction with Standard & Poor's/LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the S&P/LSTA U.S. Leveraged Loan 100 Index (“L100”). The L100 is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value-weighted performance of the 100 largest institutional leveraged loans based upon actual market weightings, spreads and interest payments. The L100 utilizes LSTA/LPC Mark-to-Market Pricing, which is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Each loan facility’s total return is calculated by aggregating the interest return (reflecting the return due to interest paid and accrued interest), and price return (reflecting the gains or losses due to changes in the end of

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XAI Octagon Floating Rate &
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September 30, 2018 (Unaudited)

day prices and principal repayments). The return of each loan facility is weighted in the index based upon its market value outstanding, which reflects both the prior period’s prices as well as accrued interest. The overall index return is the aggregate of each component loan facility’s return multiplied by the market value outstanding from the prior time period.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation of value.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Neither XAI or Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

Please see www.xainvestments.com/XFLT for a detailed discussion of the Trust’s risks and considerations. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

[2]	Source: S&P Global Market Intelligence LCD Quarterly Review – Third Quarter 2018.
[3]	Represents average cash flow coverage of outstanding loans, which is a ratio calculated as EBITDA less capital expenditures to cash interest. Source: S&P Capital IQ/SNL Financial LCD News (September 4, 2018).
[4]	Based on a quarterly analysis of 509 U.S. high yield companies, excluding the financials and utilities sectors. The financial data is derived from JPMorgan High Yield Credit analysts and Capital IQ. Source: J.P. Morgan North America Credit Research Credit Strategy Weekly Update (September 21, 2018).
[5]	Sources: S&P/LSTA Leveraged Loan Index and S&P Capital IQ/SNL Financial Leveraged Commentary & Data. All-in Rate is calculated as the sum of the nominal spread plus the average LIBOR contract rate for all outstanding loans in the S&P/LSTA Leveraged Loan Index.
[6]	Source: J.P. Morgan Preliminary U.S. CLO 2019 Supply Forecast (October 19, 2018).
[7]	Source: Wells Fargo Structured Product Research, The CLO Monthly Market Overview (October 2, 2018).
[8]	Source: J.P. Morgan Data Query (October 31, 2018).
[9]	Source: Wells Fargo Securities Structured Products Research, The U.S. CLO Manager Style Guide, September 18, 2018. Past performance has been achieved during a period of relative economic stability, and is not necessarily indicative of future results.
[10]	Source: Octagon Credit Investors, LLC. Represents unaudited figures.
[11]	Sources: S&P/LSTA Leveraged Loan Index and S&P Capital IQ/SNL Financial Leveraged Commentary & Data, Bloomberg, J.P. Morgan Markets DataQuery (November 6, 2018).

6	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information

September 30, 2018 (Unaudited)

Growth of a $10,000 Investment (as of September 30, 2018)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of September 30, 2018)

	1 Month	3 Months	6 Months	1 Year	Since the Trust’s Inception (September 27, 2017)^
XAI Octagon Floating Rate & Alternative Income Term Trust - NAV	0.62%	1.87%	1.72%	5.22%	5.16%
XAI Octagon Floating Rate & Alternative Income Term Trust – Market Price	-0.99%	9.57%	8.38%	4.89%	6.08%
S&P/LSTA Leveraged Loan 100 Index*	0.70%	2.10%	2.53%	4.96%	4.98%

*	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).
^	Annualized Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted.

Annual Report | September 30, 2018	7

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information

September 30, 2018 (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Name	Type
Ares, Ltd. 2017 – 46A	CLO Equity	3.32%
RR 1, LLC 2017 – 1A	CLO Equity	3.04%
Madison Park Funding, Ltd. 2015 – 18A	CLO Equity	2.97%
Apidos 2017 – 28A SUB	CLO Equity	2.52%
OZLM, Ltd. 2017 – 19A	CLO Equity	2.40%
Carlyle Global Market Strategies, Ltd. 2013 – 1A	CLO Equity	2.23%
CIFC Funding, Ltd. 2017 – 5A	CLO Equity	2.23%
Marble Point, Ltd. 2017 – 2A	CLO Equity	2.16%
Thacher Park CLO, Ltd. 2014 – 1A	CLO Equity	2.00%
Ares, Ltd. 2018 – 47A	CLO Equity	1.50%
Total		24.37%

*	Holdings are subject to change

Asset Allocation (as a % of Total Investments)

Senior Secured First Lien Loans	37.37%
CLO Equity	33.74%
CLO Debt	14.77%
Secured Second Lien Loans	8.26%
Corporate Bonds (High Yield)	4.21%
Money Market Mutual Funds	1.65%

8	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments

September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 6.41%* (4.21% of Total Investments)
Chemicals - 0.39% (0.26% of Total Investments)
Starfruit Finco BV / Starfruit US Holdco LLC, Senior Unsecured(b)	8.00%	N/A	10/01/2026	$308,000	$312,620

Communications Equipment - 0.24% (0.16% of Total Investments)
Intelsat Jackson Holdings SA, Senior Unsecured(b)	8.50%	N/A	10/15/2024	187,000	189,104

Diversified Financial Services - 0.39% (0.25% of Total Investments)
Financial & Risk US Holdings, Inc., Senior Unsecured(b)	8.25%	N/A	11/15/2026	308,000	306,075

Health Care Providers & Services - 0.74% (0.49% of Total Investments)
Enterprise Merger Sub, Inc., Senior Unsecured(b)	8.75%	N/A	10/15/2026	333,000	333,000
Verscend Escrow Corp., Senior Unsecured(b)	9.75%	N/A	08/15/2026	250,000	258,125
Total Health Care Providers & Services				583,000	591,125

Hotels, Restaurants & Leisure - 1.81% (1.19% of Total Investments)
Golden Nugget, Inc., Subordinated(b)	8.75%	N/A	10/01/2025	1,000,000	1,046,250
IRB Holding Corp., Senior Unsecured(b)	6.75%	N/A	02/15/2026	400,000	391,875
Total Hotels, Restaurants & Leisure				1,400,000	1,438,125

Internet Software & Services - 0.58% (0.38% of Total Investments)
Veritas US, Inc. / Veritas Bermuda, Ltd., Senior Unsecured(b)	10.50%	N/A	02/01/2024	500,000	457,500

Pharmaceuticals - 1.78% (1.17% of Total Investments)
Bausch Health Cos., Inc., Senior Unsecured(b)	9.00%	N/A	12/15/2025	400,000	430,770
Bausch Health Cos., Inc., Senior Unsecured(b)	9.25%	N/A	04/01/2026	500,000	539,375
Mallinckrodt International Finance SA, Senior Unsecured	4.75%	N/A	04/15/2023	250,000	212,740
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, Senior Unsecured(b)	5.75%	N/A	08/01/2022	250,000	230,625
Total Pharmaceuticals				1,400,000	1,413,510

Wireless Telecommunication Services - 0.48% (0.31% of Total Investments)
Digicel Group, Ltd., Senior Unsecured(b)	8.25%	N/A	09/30/2020	500,000	379,725

Total Corporate Bonds (Cost $5,127,976)				$5,186,000	$5,087,784

SECURED SECOND LIEN LOANS(c) - 12.59% (8.26% of Total Investments)
Commercial Services & Supplies - 1.00% (0.66% of Total Investments)
AVSC Holding Corp., Initial	9.59%	3M US L + 7.25%	09/01/2025	805,556	792,465

Electronic Equipment, Instruments & Components - 0.64% (0.42% of Total Investments)
LTI Holdings, Inc., Initial(d)	8.99%	1M US L + 6.75%	09/06/2026	505,481	505,481

Health Care Providers & Services - 0.33% (0.21% of Total Investments)
Gentiva Health Services, Inc., Initial	9.38%	3M US L + 7.00%	07/02/2026	252,980	259,305

See Notes to Financial Statements.

Annual Report | September 30, 2018	9

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments

September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS(c) (continued)
Hotels, Restaurants & Leisure - 1.50% (0.99% of Total Investments)
Affinity Gaming, Initial	10.49%	1M US L + 8.25%	01/31/2025	$392,857	$383,362
Golden Entertainment, Inc., B Facility	9.25%	1M US L + 7.00%	10/20/2025	800,000	809,000
Total Hotels, Restaurants & Leisure				1,192,857	1,192,362

Insurance - 2.20% (1.44% of Total Investments)
Asurion LLC, Replacement B-2	8.74%	1M US L + 6.50%	08/04/2025	1,700,000	1,745,696

Media - 0.80% (0.53% of Total Investments)
Red Ventures LLC	10.24%	1M US L + 8.00%	11/08/2025	625,000	636,719

Real Estate Investment Trusts (REITs) - 1.04% (0.68% of Total Investments)
Capital Automotive LP, Initial Tranche B	8.25%	1M US L + 6.00%	03/24/2025	807,643	823,796

Software - 4.92% (3.23% of Total Investments)
EagleView Technology Corp.	9.63%	3M US L + 7.50%	08/14/2026	442,623	449,262
McAfee LLC, Initial	10.74%	1M US L + 8.50%	09/29/2025	1,000,000	1,017,500
MH Sub I LLC, Amendment No. 2 Initial	9.67%	1M US L + 7.50%	09/15/2025	750,000	757,035
Misys, Ltd., Dollar	9.64%	1M US L + 7.25%	06/13/2025	1,700,000	1,681,946
Total Software				3,892,623	3,905,743

Transportation Infrastructure - 0.16% (0.10% of Total Investments)
Deck Chassis Acquisition, Inc., Initial	8.24%	1M US L + 6.00%	06/15/2023	123,711	124,639

Total Secured Second Lien Loans (Cost $10,001,419)				$9,905,851	$9,986,206

SENIOR SECURED FIRST LIEN LOANS(c) - 56.95% (37.37% of Total Investments)
Aerospace & Defense - 0.95% (0.62% of Total Investments)
Constellis Holdings LLC, B	7.39%	3M US L + 5.00%	04/21/2024	764,448	754,893

Auto Components - 0.42% (0.27% of Total Investments)
Dealer Tire LLC, Refinancing	5.58%	1M US L + 3.25%	12/22/2021	345,715	332,319

Automobiles - 0.63% (0.41% of Total Investments)
Truck Hero, Inc., Initial	5.96%	1M US L + 3.75%	04/22/2024	494,987	496,071

Building Products - 1.13% (0.74% of Total Investments)
SRS Distribution, Inc., Initial	5.44%	2M US L + 3.25%	05/23/2025	898,876	891,946

Chemicals - 2.07% (1.36% of Total Investments)
Schenectady International Group, INC.(d)	N/A	L + 4.75%	08/17/2025	984,566	987,028
Solenis Holdings LLC, Initial Dollar	6.31%	3M US L + 4.00%	12/26/2023	647,728	652,650
Total Chemicals				1,632,294	1,639,678

Commercial Services & Supplies - 1.57% (1.03% of Total Investments)
Genuine Financial Holdings LLC, Initial	6.14%	2M US L + 3.75%	07/11/2025	773,913	777,782

See Notes to Financial Statements.

10	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments

September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp., Initial	7.14%	3M US L + 4.75%	11/03/2023	$485,624	$465,592
Total Commercial Services & Supplies				1,259,537	1,243,374

Communications Equipment - 0.99% (0.65% of Total Investments)
Global Tel*Link Corp.	6.39%	3M US L + 4.00%	05/23/2020	458,512	460,919
MLN US HoldCo LLC(d)	N/A	L + 4.50%	07/11/2025	322,807	325,632
Total Communications Equipment				781,319	786,551

Construction & Engineering - 2.57% (1.69% of Total Investments)
Brand Energy & Infrastructure Services, Inc., Initial	6.60%	3M US L + 4.25%	06/21/2024	742,481	746,906
Brookfield WEC Holdings, Inc., Initial	5.99%	1M US L + 3.75%	08/01/2025	542,986	549,502
KBR, Inc., B	5.99%	1M US L + 3.75%	04/25/2025	735,918	743,277
Total Construction & Engineering				2,021,385	2,039,685

Diversified Consumer Services - 1.46% (0.96% of Total Investments)
KUEHG Corp, B-3	6.14%	3M US L + 3.75%	02/21/2025	582,463	584,892
SSH Group Holdings, Inc., Initial	6.59%	3M US L + 4.25%	07/30/2025	571,782	576,356
Total Diversified Consumer Services				1,154,245	1,161,248

Diversified Financial Services - 0.80% (0.52% of Total Investments)
Financial & Risk US Holdings, Inc., Initial Dollar(d)	N/A	L + 3.75%	09/18/2025	636,152	634,473

Diversified Telecommunication Services - 2.89% (1.90% of Total Investments)
Altice France S.A., USD TLB-[13] Incremental	6.16%	3M US L + 4.00%	08/14/2026	818,182	811,023
Syniverse Holdings, Inc., Tranche C	7.15%	1M US L + 5.00%	03/09/2023	778,213	780,478
WideOpenWest Finance LLC, Eighth Amendment B	5.41%	1M US L + 3.25%	08/18/2023	717,750	702,196
Total Diversified Telecommunication Services				2,314,145	2,293,697

Electrical Equipment - 1.11% (0.73% of Total Investments)
AI Ladder Subco S.a r.l., Facility B	7.02%	3M US L + 4.50%	07/09/2025	535,088	536,763
Energy Acquisition LP, Initial	6.64%	3M US L + 4.25%	06/26/2025	337,863	339,975
Total Electrical Equipment				872,951	876,738

Electronic Equipment, Instruments & Components - 1.50% (0.99% of Total Investments)
Mavenir Systems, Inc., Initial	8.14%	1M US L + 6.00%	05/08/2025	747,500	747,500
Ultra Clean Holdings, Inc., B(d)	N/A	L + 4.50%	08/27/2025	451,327	445,685
Total Electronic Equipment, Instruments & Components				1,198,827	1,193,185

Energy Equipment & Services - 3.01% (1.98% of Total Investments)
KCA Deutag US Finance LLC, 2018 Extended	9.14%	3M US L + 6.75%	02/28/2023	993,798	966,468
McDermott International, Inc.	7.24%	1M US L + 5.00%	05/12/2025	908,895	921,201
Seadrill Operating LP, Initial	8.39%	3M US L + 6.00%	02/21/2021	530,019	502,326
Total Energy Equipment & Services				2,432,712	2,389,995

Food & Staples Retailing - 1.00% (0.66% of Total Investments)
EG Group, Ltd., Additional Facility	6.39%	3M US L + 4.00%	02/06/2025	796,000	796,748

See Notes to Financial Statements.

Annual Report | September 30, 2018	11

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Health Care Providers & Services - 5.22% (3.42% of Total Investments)
Air Medical Group Holdings, Inc., 2018	5.38%	1M US L + 3.25%	04/28/2022	$467,749	$460,148
BW NHHC Holdco, Inc., Initial	7.16%	1M US L + 5.00%	05/15/2025	875,165	859,307
Diplomat Pharmacy, Inc., Initial B	6.75%	1M US L + 4.50%	12/20/2024	225,699	226,827
Envision Healthcare Corp.(d)	N/A	L + 3.75%	09/28/2025	787,822	790,288
Gentiva Health Services, Inc., Closing Date Initial	6.00%	3M US L + 3.75%	07/02/2025	790,756	799,652
Medical Solutions Holdings, Inc., Closing Date	5.99%	1M US L + 3.75%	06/14/2024	223,022	223,301
Quorum Health Corp.	8.99%	1M US L + 6.75%	04/29/2022	173,913	176,304
Verscend Holding Corp., B	6.74%	1M US L + 4.50%	08/27/2025	596,192	600,914
Total Health Care Providers & Services				4,140,318	4,136,741

Health Care Technology - 1.13% (0.74% of Total Investments)
Inovalon Holdings, Inc.	5.63%	1M US L + 3.50%	04/02/2025	900,929	899,803

Hotels, Restaurants & Leisure - 2.35% (1.54% of Total Investments)
Bulldog Purchaser, Inc., Initial(e)	5.86%	3M US L + 3.75%	09/05/2025	175,032	174,486
Casablanca US Holdings, Inc., Amendment No. 2 Initial	6.34%	3M US L + 4.00%	03/29/2024	841,990	829,360
CEC Entertainment, Inc., B	5.49%	1M US L + 3.25%	02/12/2021	584,786	565,049
Lakeland Tours LLC, Initial	6.33%	3M US L + 4.00%	12/16/2024	49,259	49,660
Red Lobster Management LLC, Initial	7.49%	1M US L + 5.25%	07/28/2021	248,705	248,083
Total Hotels, Restaurants & Leisure				1,899,772	1,866,638

Household Products - 0.58% (0.38% of Total Investments)
American Greetings Corp., Initial	6.74%	1M US L + 4.50%	04/06/2024	456,686	458,399

Industrial Conglomerates - 1.63% (1.07% of Total Investments)
Blount International, Inc., New Refinancing	5.98%	3M US L + 3.75%	04/12/2023	746,250	740,625
WireCo WorldGroup, Inc., Initial	7.24%	1M US L + 5.00%	09/29/2023	546,594	552,405
Total Industrial Conglomerates				1,292,844	1,293,030

Internet Software & Services - 2.45% (1.61% of Total Investments)
EIG Investors Corp., 2018 Refinancing	6.06%	3M US L + 3.75%	02/09/2023	458,008	461,279
Quest Software US Holdings, Inc., Initial	6.57%	3M US L + 4.25%	05/16/2025	515,625	519,007
Veritas US, Inc., New Dollar B	6.78%	1M US L + 4.50%	01/27/2023	989,950	963,964
Total Internet Software & Services				1,963,583	1,944,250

IT Services - 4.51% (2.96% of Total Investments)
Avaya, Inc., Tranche B	6.41%	1M US L + 4.25%	12/15/2024	965,308	973,156
ION Trading Technologies S.A.R.L., 2018 Initial Dollar	6.39%	3M US L + 4.00%	11/21/2024	939,568	935,162
SCS Holdings I, Inc., New Tranche B	6.49%	1M US L + 4.25%	10/30/2022	644,740	647,157
West Corp., Initial B	6.24%	1M US L + 4.00%	10/10/2024	741,309	738,603
Zotec Partners LLC	7.17%	1M US L + 5.00%	02/14/2024	281,866	281,866
Total IT Services				3,572,791	3,575,944

Machinery - 0.42% (0.28% of Total Investments)
Titan Acquisition, Ltd., Initial(d)	N/A	L + 3.00%	03/28/2025	344,828	334,752

See Notes to Financial Statements.
12	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Media - 2.49% (1.64% of Total Investments)
Houghton Mifflin Harcourt Publishers, Inc.	5.24%	1M US L + 3.00%	05/28/2021	$405,124	$380,646
MediArena Acquisition B.V., Dollar B	8.09%	3M US L + 5.75%	08/13/2021	246,783	246,783
Recorded Books, Inc., Initial	6.89%	3M US L + 4.50%	08/29/2025	39,474	39,770
Red Ventures LLC	6.24%	1M US L + 4.00%	11/08/2024	817,500	826,444
Univision Communications, Inc., 2017 Replacement Repriced First-Lien	4.99%	1M US L + 2.75%	03/15/2024	497,282	483,234
Total Media				2,006,163	1,976,877

Metals & Mining - 0.63% (0.41% of Total Investments)
Big River Steel LLC, Closing Date	7.39%	3M US L + 5.00%	08/23/2023	495,000	501,806

Oil, Gas & Consumable Fuels - 1.73% (1.13% of Total Investments)
BCP Raptor LLC, Initial	6.49%	1M US L + 4.25%	06/24/2024	248,741	244,698
Brazos Delaware II LLC, Initial	6.17%	1M US L + 4.00%	05/21/2025	404,391	401,864
Lotus Midstream LLC, B(d)	N/A	L + 3.25%	09/26/2025	48,176	48,296
Permian Production Partners LLC, Initial Advances	8.17%	1M US L + 6.00%	05/20/2024	450,183	445,682
Southcross Energy Partners LP, Initial	6.64%	3M US L + 4.25%	08/04/2021	249,383	229,433
Total Oil, Gas & Consumable Fuels				1,400,874	1,369,973

Personal Products - 0.74% (0.48% of Total Investments)
Revlon Consumer Products Corp., Initial B	5.81%	3M US L + 3.50%	09/07/2023	767,172	583,818

Software - 4.98% (3.27% of Total Investments)
Blackboard, Inc., B-4	7.33%	3M US L + 5.00%	06/30/2021	323,824	311,564
Cvent, Inc., Term B Loan	5.99%	1M US L + 3.75%	11/29/2024	220,236	219,961
DigiCert, Inc.	6.83%	1M US L + 4.75%	10/31/2024	997,500	998,747
Idera, Inc., Initial	6.75%	1M US L + 4.50%	06/28/2024	494,987	497,052
LegalZoom.com, Inc., Initial	6.46%	1M US L + 4.25%	11/21/2024	561,980	569,005
McAfee LLC, Closing Date USD	6.74%	1M US L + 4.50%	09/30/2024	852,585	859,133
Project Leopard Holdings, Inc., 2018 Repricing	6.24%	1M US L + 4.00%	07/07/2023	495,009	496,247
Total Software				3,946,121	3,951,709

Specialty Retail - 2.19% (1.44% of Total Investments)
Container Store, Inc., B-2(d)	N/A	L + 5.00%	09/14/2023	114,679	115,252
General Nutrition Centers, Inc., Tranche B-2	11.00%	1M US L + 8.75%	03/04/2021	486,832	478,312
Office Depot, Inc., Initial	9.15%	1M US L + 7.00%	11/08/2022	398,212	408,168
Payless, Inc.
Tranche A-1	10.33%	3M US L + 8.00%	02/10/2022	360,741	311,438
Tranche A-2	11.33%	3M US L + 9.00%	08/10/2022	645,125	425,783
Total Specialty Retail				2,005,589	1,738,953

Technology Hardware, Storage & Peripherals - 0.32% (0.21% of Total Investments)
Internap Corp., Initial	7.90%	1M US L + 5.75%	04/06/2022	250,517	251,351

Textiles, Apparel & Luxury Goods - 0.74% (0.49% of Total Investments)
International Textile Group, Inc., Initial	7.10%	1M US L + 5.00%	05/01/2024	585,747	586,479

See Notes to Financial Statements.
Annual Report | September 30, 2018	13

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Transportation Infrastructure - 2.02% (1.32% of Total Investments)
SMB Shipping Logistics LLC	6.39%	3M US L + 4.00%	02/05/2024	$867,364	$868,994
Uber Technologies, Inc.	6.12%	1M US L + 4.00%	04/04/2025	728,014	731,880
Total Transportation Infrastructure				1,595,378	1,600,874

Wireless Telecommunication Services - 0.72% (0.47% of Total Investments)
Digicel International Finance, Ltd., Initial B	5.57%	3M US L + 3.25%	05/27/2024	602,296	569,923

Total Senior Secured First Lien Loans (Cost $45,271,906)				$45,830,201	$45,171,921

CLO DEBT(c)(f)- 22.50% (14.77% of Total Investments)
Anchorage Capital CLO 2018-10, Ltd., Series 2018-10A(b)	8.18%	3M US L + 5.75%	10/15/2031	500,000	498,250
Apidos CLO XXVIII, Series 2017-28A(b)	7.85%	3M US L + 5.50%	01/20/2031	1,000,000	983,909
Atrium XIV LLC, Series 2018-14A(b)	7.96%	3M US L + 5.65%	08/23/2030	500,000	493,304
CIFC Funding 2015-I, Ltd., Series 2015-1A(b)	8.35%	3M US L + 6.00%	01/22/2031	500,000	495,621
CIFC Funding 2017-II, Ltd., Series 2017-2A(b)	8.30%	3M US L + 5.95%	04/20/2030	500,000	504,139
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	8.44%	3M US L + 6.10%	11/16/2030	1,000,000	1,011,338
Dryden 64 CLO, Ltd., Series 2018-64A(b)	7.82%	3M US L + 5.60%	04/18/2031	500,000	495,179
Goldentree Loan Opportunities XI, Ltd., Series 2015-11A(b)	7.73%	3M US L + 5.40%	01/18/2031	750,000	730,564
GoldentTree Loan Management US CLO 1, Ltd., Series 2017-1A(b)	7.95%	3M US L + 5.60%	04/20/2029	1,000,000	923,889
Highbridge Loan Management 3-2014, Series 2014-3A(b)	8.83%	3M US L + 6.50%	07/18/2029	1,000,000	1,011,970
HPS Loan Management 11-2017, Ltd., Series 2017-11A(b)	10.19%	3M US L + 7.85%	05/06/2030	1,000,000	985,734
Madison Park Funding XVII, Ltd., Series 2015-17A(b)	9.83%	3M US L + 7.48%	07/21/2030	1,000,000	972,592
Marble Point CLO XI, Ltd., Series 2017-2A E(b)	7.93%	3M US L + 5.60%	12/18/2030	1,000,000	982,740
Neuberger Berman CLO XIV, Ltd., Series 2013-14A(b)	8.79%	3M US L + 6.45%	01/28/2030	1,000,000	1,010,057
OZLM Funding, Ltd., Series 2012-1A(b)	9.02%	3M US L + 6.67%	07/23/2029	1,000,000	1,017,614
OZLM XXII, Ltd., Series 2018-22A(b)	7.64%	3M US L + 5.30%	01/17/2031	500,000	485,177
Sound Point CLO II, Ltd., Series 2013-1A(b)	7.84%	3M US L + 5.50%	01/26/2031	250,000	246,225
Sound Point CLO XVIII, Ltd., Series 2017-4A(b)	7.85%	3M US L + 5.50%	01/20/2031	500,000	491,645
Sound Point Clo XX, Ltd., Series 2018-2A(b)	8.34%	3M US L + 6.00%	07/26/2031	1,000,000	990,425
Symphony CLO XVIII, Ltd., Series 2016-18A(b)	8.70%	3M US L + 6.35%	01/23/2028	1,000,000	1,009,930
THL Credit Wind River 2017-4 Clo, Ltd., Series 2017-4A(b)	8.12%	3M US L + 5.80%	11/20/2030	500,000	499,169
Voya CLO 2013-1, Ltd., Series 2013-1A(b)	8.82%	3M US L + 6.48%	10/15/2030	1,000,000	1,015,185
Voya CLO 2013-2, Ltd., Series 2013-2A(b)	7.94%	3M US L + 5.60%	04/25/2031	1,000,000	990,938
Total CLO Debt (Cost $17,919,416)				$18,000,000	$17,845,594

CLO EQUITY(f)(g)- 51.41% (33.74% of Total Investments)
ALM V, Ltd., Series 2012-5A(b)	N/A	Estimated yield of 15.51%	10/18/2027	2,000,000	1,127,572
Anchorage Capital CLO 1-R, Ltd., Series 2018-1RA(b)	N/A	Estimated yield of 13.28%	04/13/2031	2,000,000	1,807,148
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA(b)	N/A	Estimated yield of 12.34%	01/28/2031	1,400,000	1,276,535
Apidos CLO XXVIII, Series 2017-28A(b)	N/A	Estimated yield of 12.64%	01/20/2031	3,500,000	3,048,622
Ares XLIX CLO, Ltd., Series 2018-49A(b)	N/A	Estimated yield of 10.82%	07/22/2030	2,000,000	1,636,596
ARES XLVI CLO, Ltd., Series 2017-46A(b)	N/A	Estimated yield of 13.72%	01/15/2030	4,050,000	4,014,449
ARES XLVII CLO, Ltd., Series 2018-47A(b)	N/A	Estimated yield of 15.10%	04/16/2030	2,000,000	1,810,172
Carlyle Global Market Strategies CLO 2013-1, Ltd., Series 2013-1A(b)	N/A	Estimated yield of 15.64%	08/14/2030	3,500,000	2,701,223

See Notes to Financial Statements.
14	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
September 30, 2018

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
CLO EQUITY(f)(g) (continued)
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2016-1A(b)	N/A	Estimated yield of 14.76%	04/20/2027	$598,000	$600,770
Carlyle US CLO 2018-2, Ltd., Series 2018-2A(b)	N/A	Estimated yield of 14.35%	10/15/2031	933,000	819,600
CIFC Funding 2017-V, Ltd., Series 2017-5A(b)	N/A	Estimated yield of 13.11%	11/16/2030	3,000,000	2,698,605
Dryden 34 Senior Loan Fund, Series 2014-34A(b)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	68,500
Goldentree Loan Opportunities XI, Ltd., Series 2015-11A(b)	N/A	Estimated yield of 16.61%	04/18/2027	2,500,000	1,741,343
Madison Park Funding XVIII, Ltd., Series 2015-18A(b)	N/A	Estimated yield of 8.28%	10/21/2027	4,000,000	3,591,724
Marble Point CLO XI, Ltd., Series 2017-2A INC(b)	N/A	Estimated yield of 14.51%	12/18/2030	3,000,000	2,616,705
OZLM XIX, Ltd., Series 2017-19A(b)	N/A	Estimated yield of 12.79%	11/22/2030	3,500,000	2,897,227
OZLM XVI, Ltd., Series 2017-16A(b)	N/A	Estimated yield of 10.56%	05/16/2030	1,250,000	901,580
RR 1 LLC, Series 2017-1A(b)	N/A	Estimated yield of 12.07%	07/15/2029	4,500,000	3,674,003
Thacher Park CLO, Ltd., Series 2014-1A(b)	N/A	Estimated yield of 0.00%	10/20/2026	6,000,000	2,417,286
Voya Clo 2017-4, Ltd., Series 2017-4A(b)	N/A	Estimated yield of 11.45%	10/15/2030	1,500,000	1,330,361
Total CLO Equity (Cost $42,731,091)				$56,231,000	$40,780,021

	Shares
MONEY MARKET MUTUAL FUNDS - 2.52% (1.65% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class
(1.926% 7-Day Yield)	1,997,229	1,997,229
Total Money Market Mutual Funds (Cost $1,997,229)	$1,997,229	$1,997,229

Total Investments - 152.38% (Cost $123,049,037)		$120,868,755
Liabilities in Excess of Other Assets - (3.38)%		(2,797,868)
Leverage Facility (Net of $115,725 Deferred Costs) - (49.00)%		(38,749,275)
Net Assets - 100.00%		$79,321,612

*	Amounts above are shown as a percentage of net assets as of September 30, 2018.

(a)	The rate shown is the coupon as of the end of the reporting period.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $63,500,659, which represents approximately 80.05% of net assets as of September 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	All or a portion of this position has not settled as of the period end. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when issued or delivery delayed basis was $3,893,708 as of September 30, 2018.

(e)	This investment has an unfunded commitment as of September 30, 2018. For further details, see Note 8.

(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Note 2 to Financial Statements for additional information.

See Notes to Financial Statements.

Annual Report | September 30, 2018	15

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
September 30, 2018

(g)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

All securities held as of September 30, 2018 are pledged as collateral for the leverage facility.

See Notes to Financial Statements.

16	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Assets and Liabilities
September 30, 2018

ASSETS:
Investments, at value (Cost $123,049,037)	$120,868,755
Cash	494,705
Receivable for investment securities sold	6,692,147
Interest receivable	580,937
Total Assets	$128,636,544

LIABILITIES:
Payable for legal and audit fees	132,474
Payable to transfer agent	7,050
Payable for investor support services fees (Note 3)	19,475
Payable for printing	27,126
Payable for custodian fees	7,216
Payable for investment securities purchased	9,284,891
Leverage facility (Net of $115,725 deferred costs) (Note 6)	38,749,275
Interest due on leverage facility (Note 6)	351,215
Distributions payable to common shareholders	576,075
Accrued investment advisory fees payable (Note 3)	89,041
Accrued fund accounting and administration fees payable	61,522
Accrued chief compliance officer fees payable	5,000
Other payables and accrued expenses	4,572
Total Liabilities	$49,314,932
Net Assets	$79,321,612
Commitment (Note 8)

COMPOSITION OF NET ASSETS:
Paid-in capital	$79,101,357
Total distributable earnings	220,255
Net Assets	$79,321,612

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	8,348,918
Net Asset Value per Common Share	$9.50

See Notes to Financial Statements.

Annual Report | September 30, 2018	17

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Operations
For the Year Ended September 30, 2018

INVESTMENT INCOME:
Dividends	$163,904
Interest	8,984,979
Total Investment Income	9,148,883

EXPENSES:
Investment advisory fees (Note 3)	$2,000,594
Fund accounting and administration fees	253,934
Legal and audit fees	308,441
Custodian fees	21,635
Chief compliance officer fees (Note 3)	30,005
Trustees' fees and expenses	160,000
Printing expense	30,636
Transfer agent fees	43,917
Investor support services fees (Note 3)	235,364
Interest expense and amortization of deferred borrowing costs	1,306,426
Other expenses	85,075
Total Expenses Before Waivers	4,476,027
Fees waived or reimbursed by the Advisor (Note 3)	(580,682)
Net Expenses	3,895,345
Net Investment Income	5,253,538

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	949,311
Change in unrealized appreciation/(depreciation) on:
Investment securities	(2,180,282)
Net Realized and Unrealized Loss on Investments	(1,230,971)
Net Increase in Net Assets from Operations	$4,022,567

See Notes to Financial Statements.

18	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
OPERATIONS:
Net investment income/(loss)	$5,253,538	$(17,117)
Net realized gain	949,311	–
Change in unrealized appreciation/(depreciation)	(2,180,282)	–
Net Increase/(Decrease) in Net Assets from Operations	4,022,567	(17,117)

TOTAL DISTRIBUTIONS TO SHAREHOLDERS
From ordinary income and gains	(3,785,195)	–
From tax return of capital	(2,551,001)	–
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(6,336,196)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $21,750 and $145,000)	10,635,750	70,905,000
Net asset value of common shares issued to shareholders from reinvestment of dividends	11,599	–
Net Increase from Capital Share Transactions	10,647,349	70,905,000
Net Increase in Net Assets	8,333,720	70,887,883

NET ASSETS:
Beginning of period	$70,987,892	$100,009
End of period	$79,321,612	$70,987,892

See Notes to Financial Statements.
Annual Report | September 30, 2018	19

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Cash Flows
For the Year Ended September 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,022,567
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(252,727,254)
Proceeds from disposition of investment securities	129,262,906
Discounts accreted/premiums amortized	(181,596)
Reductions to CLO equity cost basis	3,543,447
Net realized gain on:
Investment securities	(949,311)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	2,180,282
Net purchase of short-term investment securities	(1,997,229)
Amortization of deferred costs	92,703
(Increase)/Decrease in assets:
Receivable for investment securities sold	(6,692,147)
Interest receivable	(580,937)
Receivable due from advisor	8,570
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	9,284,891
Interest due on leverage facility	351,215
Accrued investment advisory fees payable	89,041
Accrued fund accounting and administration fees payable	59,248
Payable for legal and audit fees	120,474
Payable for investor support services fees	17,919
Payable for printing	19,176
Payable for custodian fees	7,021
Accrued chief compliance officer fees payable	4,671
Payable to transfer agent	6,790
Other payables and accrued expenses	3,449
Net Cash Used in Operating Activities	(114,054,104)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility (Net of $208,428 deferred costs)	38,656,572
Proceeds from shares sold - common shares	10,657,500
Distributions paid - common shareholders	(5,748,522)
Offering costs paid for sale of shares	(166,750)
Net Cash Provided by Financing Activities	43,398,800

Net Decrease in Cash	$(70,655,304)
Cash, beginning balance	$71,150,009
Cash, ending balance	$494,705

Supplemental disclosure of cash flow information:
Cash paid for interest on leverage facility	$861,497

Non-cash activity:
Reinvestment of distributions	$11,599
Purchases of, and proceeds from sales of, investments related to non-cash investment transactions	$740,625

See Notes to Financial Statements.
20	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2018		For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.78			$9.78	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.64			(0.00	)(c)
Net realized and unrealized loss on investments	(0.16)			–
Total Income from Investment Operations	0.48			(0.00	)(c)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(d)
From ordinary income	(0.45)			–
From tax return of capital	(0.31)			–
Total Distributions to Common Shareholders	(0.76)			–

Net asset value per common share - end of period	$9.50			$9.78
Market price per common share - end of period	$9.80			$10.12

Total Investment Return - Net Asset Value(e)	5.22%			0.00%
Total Investment Return - Market Price(e)	4.89%			1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$79,322			$70,988
Ratio of expenses excluding waivers to average net assets	5.60%			5.00	%(f)
Ratio of expenses including waivers to average net assets	4.87%			2.20	%(f)
Ratio of expenses excluding interest expense to average net assets	3.35	%(g)		2.20	%(f)
Ratio of net investment income including waivers to average net assets	6.57%			(2.20	)%(f)
Portfolio turnover rate	119%			0%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$38,865		$	N/A
Asset coverage, end of period per $1,000	$3,041		$	N/A

(a)	After deduction of offering expenses charged to capital.
(b)	Calculated using average common shares outstanding.
(c)	Less than $(0.005) per share.

(d)	The per share amounts of distributions related to ordinary income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.

(e)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(f)	Annualized.

(g)	Includes amortization of deferred borrowing costs.

See Notes to Financial Statements.
Annual Report | September 30, 2018	21

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements
September 30, 2018

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 28, 2018.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Cash & Cash Equivalents: The Trust considers its investment in a FDIC insured interest bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which, at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. CLO equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of September 30, 2018.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

22	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements
September 30, 2018

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2—	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of September 30, 2018:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$5,087,784	$–	$5,087,784
Secured Second Lien Loans	–	9,986,206	–	9,986,206
Senior Secured First Lien Loans	–	45,171,921	–	45,171,921
CLO Debt	–	–	17,845,594	17,845,594
CLO Equity	–	–	40,780,021	40,780,021
Money Market Mutual Funds	1,997,229	–	–	1,997,229
Total	$1,997,229	$60,245,911	$58,625,615	$120,868,755

*	For detailed descriptions, see the accompanying Schedule of Investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Balance as of September 30, 2017	$–	$–	$–
Accrued Discount/premium	2,792	–	2,792
Reductions to CLO Equity Cost Basis(a)	–	(3,543,447)	(3,543,447)
Realized Gain/(Loss)	10,271	(40,617)	(30,346)
Change in Unrealized Appreciation/(Depreciation)	(73,822)	(1,951,070)	(2,024,892)
Purchases	24,705,150	50,736,596	75,441,746
Sales Proceeds	(6,798,797)	(4,421,441)	(11,220,238)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of September 30, 2018	$17,845,594	$40,780,021	$58,625,615
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2018	$(73,822)	$(1,951,070)	$(2,024,892)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the year ended September 30, 2018.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust's valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Trust's fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

Annual Report | September 30, 2018	23

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements
September 30, 2018

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of September 30, 2018	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	17,845,594	NBIB(1)	NBIB(1)	92.39 – 101.76 / 99.14
CLO Equity	40,780,021	NBIB(1)	NBIB(1)	1.37 – 100.46 / 72.52
Total Level 3 assets	58,625,615

(1)	The Trust generally uses non-binding indicative bid ("NBIB") prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2)	Weighted averages are calculated based on the value of investments on September 30, 2018.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification: The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Offering Costs: Offering costs were incurred by the Trust. The Adviser paid the amount by which the Trust’s offering costs (other than the sales load) exceeded $0.02 per share (0.20% of the offering price).

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the year ended September 30, 2018 the Trust incurred $2,000,594 in advisory fees.

The sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

The Trust is currently the only Eligible Fund and the sub-advisory fee equals 60% of the advisory fee payable to the Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the adviser. The Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain

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XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

operating expenses so that the annual expenses of the Trust do not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding, and soliciting proxies for, meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding). The contractual fee waiver is for a two-year period, expiring September 27, 2019. The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment. For the year ended September 30, 2018, the fee waivers and/or reimbursements were $580,682.

As of September 30, 2018, the following amounts were available for recoupment by the Adviser based upon their expiration dates:

Expires 2020	Expires 2021
$21,797	$580,682

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares, and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s Administrator and Accounting Agent and receives customary fees from the Trust for such services.

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Trust. Compliance service fees paid by the Trust for the year ended September 30, 2018 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian.

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions. The Trust intends to distribute any net long-term capital gains to common shareholders at least annually. The Trust expects to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

5. CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (“Common Shares”).

Annual Report | September 30, 2018	25

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

	For the Year Ended September 30, 2018	For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
Common Shares outstanding - beginning of period	7,260,205	10,205
Common Shares issued pursuant to exercise of the over-allotment option in connection with initial public offering	1,087,500	–
Common Shares issued in connection to initial public offering	–	7,250,000
Common Shares issued as reinvestment of dividends	1,213	–
Common shares outstanding - end of period	8,348,918	7,260,205

In connection with its initial public offering, the Trust granted to the underwriters of that offering an option, exercisable for 45 days from September 27, 2017, to purchase up to an additional 1,087,500 Common Shares to cover over-allotments, if any, at the initial offering price. The Trust issued 500,000 Common Shares on October 13, 2017 and 587,500 Common Shares on November 10, 2017 pursuant to this option. These Common Shares were issued at $10.00 per share before the underwriting discount of $0.20 per share. Offering costs of $21,750 (representing $0.02 per Common Share) were offset against the net proceeds of the offering and have been charged to paid-in capital of the Common Shares. The Adviser agreed to pay those offering costs of the Trust (other than the sales load) that exceeded $0.02 per Common Share. These offering costs paid by the Adviser are not subject to recoupment from the Trust.

6. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

On October 6, 2017, the Trust entered into a Credit Agreement (the “Credit Agreement”) with Societe Generale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. Interest on the amount borrowed during the period ended September 19, 2018 is based on three-month LIBOR plus 1.20%. On September 20, 2018, the Fund entered into an amendment to its Credit Agreement pursuant to which interest on amount borrowed is based on one-month LIBOR plus 1.20% to the year end on September 30, 2018. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

For the year ended September 30, 2018, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $38,262,528 and 3.16%, respectively. As of September 30, 2018, the amount of such outstanding borrowings was $38,865,000. The interest rate applicable to the borrowings on September 30, 2018 was 3.58%. All securities held as of September 30, 2018 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher

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XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

7. PORTFOLIO INFORMATION

Purchase and Sales of Securities: For the year ended September 30, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$253,467,879
Proceeds from Investments Sold	$130,003,531

8. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statements of Operations. At September 30, 2018 the trust had an unfunded commitment with Bulldog Purchaser, Inc. in the amount of $95,238.

9. TAXES

Classification of Distributions: Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the deferral of income recognition for distributions received with respect to certain CLO equity positions in the Trust’s portfolio relating to the tax treatment of passive foreign investment company investments. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the fiscal year ended September 30, 2018, was as follows:

2018
Distributions Paid From:
Ordinary Income	$3,195,302
Long-Term Capital Gain	13,818
Return of Capital	2,551,001
Total	$5,760,121

No distributions were paid in the period ended September 30, 2017.

At September 30, 2018, the components of distributable earnings on a tax basis for the Trust were as follows:

Undistributed ordinary income	$–
Unrealized appreciation	796,330
Other cumulative effect of timing differences	(576,075)
Total	$220,255

Annual Report | September 30, 2018	27

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of September 30, 2018, was as follows:

Cost of investments for income tax purposes	$120,072,425
Gross appreciation (excess of value over tax cost)	$3,868,497
Gross depreciation (excess of tax cost over value)	(3,072,167)
Net unrealized appreciation	$796,330

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended September 30, 2018, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

10. RISK FACTORS

In the normal course of business, the Trust invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Trust. The Trust’s prospectus provides a detailed discussion of the Trust’s risks and considerations.

Concentration of Credit Risk: The Trust places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Trust to a credit risk. The Trust does not believe that such deposits are subject to any unusual risk associated with investment activities.

Secured Loan Risk: Secured loans holds the most senior position in the capital structure of a borrower. Secured loans in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Trust’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Trust may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Trust may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Trust may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Trust.

CLO Risk: In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Trust will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Trust may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

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XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Trust invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Trust. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Trust would otherwise be entitled to receive. Separately, the Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Trust may make. If any of these occur, it could adversely affect the Trust’s operating results and cash flows.

The Trust’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Trust on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Trust’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Subordinated and Unsecured or Partially Secured Loans Risk: The Trust may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk: The Trust may invest in Collateralized Loan Obligations (“CLOs”) and other structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Trust.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Trust may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

Annual Report | September 30, 2018	29

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

September 30, 2018

Debt Securities Risk: When the Trust invests in debt securities, the value of an investment in the Trust will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Trust’s share price and total return to be reduced and fluctuate more than other types of investments.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Trust.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU to the financial statements.

12. SUBSEQUENT EVENTS

On October 1, 2018, the Fund paid to common shareholders of record on September 17, 2018 a distribution of $0.069 per common share, which was declared on September 4, 2018.

On November 1, 2018, the Fund paid to common shareholders of record on October 15, 2018 a distribution of $0.069 per common share, which was declared on October 1, 2018.

On November 1, 2018, the Fund declared a distribution of $0.069 per common share, payable on December 3, 2018 to common shareholders of record on November 15, 2018.

On October 1, 2018, the Fund filed a shelf registration statement to allow for delayed or continuous offering of additional common shares. Such registration statement has not yet become effective.

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XAI Octagon Floating Rate &	Report of Independent Registered
Alternative Income Term Trust	Public Accounting Firm

To the Shareholders and Board of Trustees of

XAI Octagon Floating Rate & Alternative Income Term Trust:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”), including the schedule of investments, as of September 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and the period from September 27, 2017 (commencement of operations) to September 30, 2017, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and the period from September 27, 2017 to September 30, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2018, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from September 27, 2017 to September 30, 2017, in conformity with the U.S. generally accepted accounting principles.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statement and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more XAI investment companies since 2017.

Chicago, Illinois

November 28, 2018

Annual Report | September 30, 2018	31

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

September 30, 2018 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a holder of Common Shares (“Common Shareholder”) whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

PROXY VOTING

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

32	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

September 30, 2018 (Unaudited)

DISTRIBUTIONS

The following table sets forth the distributions paid by the Trust and estimated amount of the sources of distribution calculated in accordance with Section 19 of the 1940 Act and the related rules adopted thereunder. The Trust estimates the following percentages of each distribution per share attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. The amounts and sources of distributions reported in the 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Trust will send investors a Form 1099-DIV for the calendar year that will tell investors how to report these distributions for federal income tax purposes.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from the underlying character of net investment income and realized gains recognized for financial reporting purposes. Temporary and character differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights differs from, and is significantly higher than, the “Return of Capital” figures set forth in this section, which reflect the underlying source of the distributions as determined under U.S. GAAP for the year ending September 30, 2018. These differences are due to book/tax differences arising primarily from the deferral of income recognition for distributions received with respect to certain CLO equity positions in the Trust’s portfolio and related to the tax treatment of passive foreign investment company investments. Trust shareholders may benefit from their own tax deferral of income relating to a portion of distributions made by the Trust as the result of the Trust’s deferral of income recognition for tax purposes.

	Distributions for the twelve months ended September 30, 2018				% Breakdown of the Distributions for the twelve months ended September 30, 2018
Distribution Payment Date	Net Investment Income	Net Realized Short-Term Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Short-Term Capital Gains	Return of Capital	Total Per Common Share
12/1/2017*	$0.034	$0.017	$0.018	$0.069	49.78%	24.32%	25.09%	100.00%
12/29/2017	$0.059	$0.010	$–	$0.069	84.80%	15.20%	0.00%	100.00%
2/1/2018*	$0.053	$0.016	$–	$0.069	76.94%	23.06%	0.00%	100.00%
3/1/2018*	$0.058	$0.011	$–	$0.069	84.25%	15.75%	0.00%	100.00%
4/2/2018	$0.058	$0.011	$–	$0.069	84.25%	15.75%	0.00%	100.00%
5/1/2018	$0.054	$0.008	$0.007	$0.069	78.03%	11.65%	10.32%	100.00%
6/1/2018	$0.054	$0.014	$0.001	$0.069	77.72%	20.12%	2.16%	100.00%
7/2/2018	$0.052	$0.002	$0.015	$0.069	75.41%	3.47%	21.12%	100.00%
8/1/2018	$0.067	$0.002	$–	$0.069	96.42%	3.58%	0.00%	100.00%
9/4/2018	$0.069	$–	$–	$0.069	100.00%	0.00%	0.00%	100.00%
	$0.558	$0.091	$0.041	$0.690

*	For certain distributions, the Trust provided a written statement contemporaneously with the distribution identifying the sources of the distribution in accordance with Rule 19a-1 under the 1940 Act and for other distributions the Trust determined that no such written statement was required. The determination was based on the Trust’s reasonable estimates prior to the end of the period for which such distribution was paid. In certain instances, such estimates were subsequently ascertained to be inaccurate. Therefore, the table above corrects such estimates and written statements.

NOTICE TO STOCKHOLDERS

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Trust designated $1,451 as long-term capital gain distribution for the year ended September 30, 2018.

Annual Report | September 30, 2018	33

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

September 30, 2018 (Unaudited)

RESULTS OF SHAREHOLDERS VOTES

The Annual Meeting of Shareholders of the Trust was held on August 15, 2018. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Theodore J. Brombach	6,856,360.830	4,267.648	26,119.363
Danielle Cupps	6,857,360.830	3,267.648	26,119.363

The other Trustees of the Trust not up for election in 2018 are Gregory G. Dingens, Philip G. Franklin and Scott Craven Jones.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

QUARTERLY FORM N-Q PORTFOLIO OF INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

AVAILABILITY OF TRUST UPDATES

The Trust’s regularly updates performance and certain other data and publishes material information as necessary from time to time on its website at www.xainvestments.com/funds. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate the Trust’s website in this report.

34	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Additional Information

September 30, 2018 (Unaudited)

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s transfer agent and registrar.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian.

LEGAL COUNSEL

Skadden, Arps, Slate Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 200 E. Randolph Street, Chicago, IL 60601, is the Trust’s independent registered public accounting firm.

Annual Report | September 30, 2018	35

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trustees and Officers

September 30, 2018 (Unaudited)

Overall responsibility for management and supervision of the Trust rests with the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub-Adviser.

Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Danielle Cupps Year of Birth: 1970	Trustee	Trustee since 2017	Former: Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2017) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	1	None.
Gregory G. Dingens Year of Birth: 1964	Trustee (Chair of the Board)	Trustee since 2017	Current: Executive Vice President, Monroe Financial Partners, Inc. (2006-present) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Director, Qwickrate LLC (2012-present) (online marketplace for financial institutions). Former: Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	1	None.
Philip G. Franklin Year of Birth: 1951	Trustee	Trustee since 2017	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	1	Current: TTM Technologies Inc. (2010-present); Tronc, Inc. (formerly Tribune Publishing) (2014-present).
Scott Craven Jones Year of Birth: 1962	Trustee	Trustee since 2017	Current: Director, Carne Global Financial Services (US) LLC (2013-present). Former: Adviser, Wanzenburg Partners LLC (2012-2013); Chief Operating Officer, Chief Financial Officer and Treasurer, Aurora Investment Management LLC (2010-2012); Executive Vice President and Chief Administrative Officer, Calamos Asset Management, Inc. (2005-2008); Managing Director, Northern Trust Global Investments (2000-2005).	1	Current: Manager Directed Portfolios, a U.S. Bancorp series trust (2016-present). Former: Guestlogix Inc. (2015-2016) (travel technology).

36	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trustees and Officers

September 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Theodore J. Brombach* Year of Birth: 1963	Trustee, President and Chief Executive Officer	Trustee since 2017	Current: Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	1	Current: RiverWood Bank (2006-present).

*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.
(1)	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(2)	The Trust is currently the only fund in the “Fund Complex.”

EXECUTIVE OFFICERS (The following information relates to the executive officers of the Trust who are not Trustees.)

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years
John “Yogi” Spence Year of Birth: 1962	Chief Financial Officer and Treasurer	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
John P. McGarrity Year of Birth: 1961	Chief Legal Officer and Secretary	Officer since 2017

Current: Managing Director and General Counsel, XAI (2016-present).

Former: Managing Director and General Counsel, Chief Compliance Officer and AML Officer, River Branch Holdings LLC and River Branch Capital LLC (now Piper Jaffray) (2011-2015); Senior Vice President, General Counsel and Corporate Secretary, The Warranty Group (2009-2011); Executive Vice President, Head of Product Development, Man Investments, Inc. (2004-2009).

Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: Managing Director of XAI (2016-present).

Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments, Inc.

Theodore J. Uhl Year of Birth: 1974 Address: c/o ALPS Fund Services, Inc. 1290 Broadway, #1100 Denver, CO 80203	Chief Compliance Officer	Officer since 2017

Current: Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (2006-present); Chief Compliance Officer, Financial Investors Trust (2010-present), Centre Funds (2013-present), Reality Shares ETF Trust (2014-present), Reaves Utility Income Fund (2015-present), Boulder Growth & Income Fund, Inc. (2015-present), Index Funds (2016-present), and Elevation ETF Trust (2016-present).

Former: Internal Audit Manager/Senior Risk Manager, ALPS Funds Services, Inc. (2006-2010).

(1)	The business address of each Officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | September 30, 2018	37

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”) for the last two fiscal years ended September 30, 2017 and September 30, 2018 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $32,000 and $76,000.

(b)	Audit-Related Fees: The aggregate fees billed for the last two fiscal years ended September 30, 2017 and September 30, 2018 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item was $0 and $0.

(c)	Tax Fees: The aggregate fees billed for the last two fiscal years ended September 30, 2017 and September 30, 2018 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning was $0 and $5,000. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed for the last two fiscal years ended September 30, 2017 and September 30, 2018 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended September 30, 2017 and September 30, 2018 was $0 and $0. For the last two fiscal years ended September 30, 2017 and September 30, 2018, KPMG did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman
Danielle Cupps
Gregory G. Dingens
Philip G. Franklin

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report.

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Andrew D. Gordon	Chief Executive Officer and Co-Chief Investment Officer	Since Inception	Chief Executive Officer, Co-Chief Investment Officer and member of the Investment Committee of the Sub-Adviser.
Michael B. Nechamkin	Co-Chief Investment Officer and Senior Portfolio Manager	Since Inception	Co-Chief Investment Officer (2016 to present), Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Lauren M. Basmadjian	Senior Portfolio Manager	Since Inception	Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Gretchen M. Lam, CFA	Senior Portfolio Manager	Since Inception	Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser (2013 to present). Principal of Sub-Adviser 2006-2013.
Lauren B. Law, CFA	Portfolio Manager	January 2018	Portfolio Manager and member of the Investment Committee of the Sub-Adviser (January 2018 to present). Principal of Sub-Adviser 2010-2018.

Andrew D. Gordon, Chief Executive Officer, Co-Chief Investment Officer and member of the Investment Committee of the Sub-Adviser. Mr. Gordon co-founded Octagon in 1994 and subsequently managed numerous Octagon funds before assuming his current position. He has over 30 years of experience in the below-investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Prior to co-founding Octagon, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below-investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. He previously served as Vice President in the

Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, Mr. Gordon structured, syndicated and managed leveraged buyout transactions. Mr. Gordon graduated cum laude with an A.B. in Economics from Duke University.

Michael B. Nechamkin, Co-Chief Investment Officer, Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Mr. Nechamkin joined Octagon in 1999. He has 27 years of industry experience, including 18 years at Octagon. Mr. Nechamkin is a member of Octagon’s Investment Committee and serves as the Senior Portfolio Manager of four CLOs, three Separately Managed Accounts, and four Private Commingled Funds. Prior to joining Octagon, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. He previously served as a Convertible Securities Analyst at Mabon Securities and a Financial Consultant at Merrill Lynch. Mr. Nechamkin holds a Bachelor’s degree and a Masters of Talmudic Law and an M.B.A from the University of Baltimore.

Lauren M. Basmadjian, Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Basmadjian joined Octagon in 2001. She has 16 years of industry experience. Ms. Basmadjian is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of twelve CLOs, one Separately Managed Account, and three Private Commingled Funds. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw Octagon’s investments in the leisure and entertainment, retail, consumer products, business services, food and beverage and technology industries. Prior to joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated cum laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Gretchen M. Lam, CFA, Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Lam joined Octagon in 1999. She has 18 years of industry experience. Ms. Lam is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of six CLOs, eight Separately Managed Accounts, and two Private Commingled Funds. Prior to becoming a Portfolio Manager, Ms. Lam oversaw Octagon’s investments in the software, business services, finance and insurance, paper and packaging, gaming and lodging, homebuilding and real estate industries. She was also responsible for the structured credit exposure held in Octagon’s CLO vehicles. Ms. Lam received her CFA Charter in 2006. She graduated summa cum laude from Babson College with a B.S. in Investments.

Lauren B. Law, CFA, Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Law is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of 4 CLOs and 6 Separately Managed Accounts. Ms. Law joined Octagon in 2004. In addition, she helps oversee the Firm’s CLO debt and equity investments. Prior to becoming a Portfolio Manager, Ms. Law was an Investment Team Principal whose coverage areas included healthcare, industrials, financials, business services, and the firm’s CLO debt and equity investments. She holds a Bachelor of Science from Babson College, where she graduated Magna Cum Laude. She received her CFA Charter in 2009.

(a)(2)	As of September 30, 2018, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Andrew D. Gordon	0	$0	0	$0	0	$0
Michael B. Nechamkin	0	$0	8	$3,457,363,714	3	$1,692,893,587
Lauren M. Basmadjian	1	$118,517,331	14	$7,859,855,443	1	$308,789,121
Gretchen M. Lam, CFA	0	$0	7	$3,656,040,262	6	$803,525,463
Lauren B. Law, CFA	0	$0	4	$2,134,643,543	6	$274,775,875

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Compensation of Portfolio Managers. Octagon investment professionals receive a fixed base salary and annual discretionary bonus, each determined by the Compensation Committee, which is a committee of the Board of Managers of the Sub-Adviser. The fixed base salary is reviewed periodically and is intended to reflect a base compensation that is competitive with base salaries provided by similar investment adviser firms in the industry. The discretionary bonus is determined taking into account the overall performance and profitability of the Sub-Adviser, and an individual’s contributions and achievement of objectives linked to their function, including both quantitative performance, and qualitative factors. Portions of the discretionary bonus are paid on a deferred basis over several years. In addition, certain members of senior management, including the portfolio managers, own interests in the Sub-Adviser, and therefore participate in the long-term growth and performance of the firm.

Material Conflicts of Interest. Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Octagon’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a Client of, or an investor in an Account managed, by Octagon; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a Client of Octagon (or an investor in an Octagon Account); (3) a Client or investor, or an interest group supported by Client or investor, actively supports a proxy proposal; or (4) Octagon or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

(a)(4)	Dollar Range of Securities Owned as of September 30, 2018

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Andrew D. Gordon	None
Michael B. Nechamkin	None

Lauren M. Basmadjian	$50,001 - $100,000
Gretchen M. Lam, CFA	None
Lauren B. Law, CFA	None
Octagon Credit Investors, LLC	Over $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as exhibit EX-99.13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto as exhibit EX-99.ITEM7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 7, 2018	President and Chief Executive Officer
(principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 7, 2018	President and Chief Executive Officer
(principal executive officer)

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	December 7, 2018	Treasurer and Chief Financial Officer
(principal financial officer)